UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2025

Commission File Number: 1-14225
HNI Corporation
(Exact name of registrant as specified in its charter)

Iowa	42-0617510
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

600 East Second Street
P. O. Box 1109
Muscatine, Iowa	52761-0071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (563) 272-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c), (e) On June 16, 2025, B. Brandon Bullock III was appointed Chief Operating Officer (“COO”) of HNI Corporation (the “Corporation” or “HNI”) with immediate effect (the “Effective Date”).  Mr. Bullock’s appointment and associated compensation were approved by the Board of Directors of HNI.

Mr. Bullock, age 48, is a six-year HNI member and has served as President of The HON Company LLC, a subsidiary of HNI, since 2018. Mr. Bullock is an experienced business executive who has served in various operational and leadership roles during his career.

Mr. Bullock was a named executive officer of HNI for fiscal 2024. In connection with his appointment as COO, his base salary will increase from an annual rate of $479,000 to an annual rate of $526,900. Mr. Bullock will continue to participate in the Corporation’s executive annual incentive plan, long-term incentive plan, 401(k) retirement plan, health and welfare programs, and other compensation and benefit programs described in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 11, 2025.

In connection with Mr. Bullock’s appointment as COO, his long-term incentive award target for fiscal 2025 will be increased from 100% to 125% of base salary prorated from the Effective Date and Mr. Bullock received a prorated long-term incentive award valued at $113,430, consisting of restricted stock units (50%) and performance share units (50%) for the 2025-2027 performance period. The award utilizes the same award agreement provisions as regularly granted long-term incentive awards under the HNI Corporation 2021 Stock-Based Compensation Plan.

At the time of his appointment, HNI entered into its standard form of Change in Control Agreement with Mr. Bullock containing the provisions summarized in HNI’s proxy statement referred to above.

There is no arrangement or understanding between Mr. Bullock and any other person pursuant to which he was appointed as COO, and there are no transactions with respect to related persons involving Mr. Bullock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION

Date:	June 20, 2025	By:	/s/ Steven M. Bradford

Steven M. Bradford Senior Vice President, General Counsel, and Secretary